                                                                    EXHIBIT 99.2

                             FORM OF LEASE GUARANTY

     THIS LEASE GUARANTY (this "Guaranty") is made this ___ day of August, 1999, by SONIC AUTOMOTIVE, INC., a Delaware corporation ("Guarantor"), in favor of MMR ________________, a ________________________________________ ("Landlord").

     WHEREAS, _________________________________________________________, a
________________________________________________________ ("Tenant"), and
Landlord executed that certain lease, dated August ___, 1999 (the "Lease"), the terms and conditions of which Lease are hereby incorporated by reference, for certain premises located at ___________________________________________________
in _________________________ County, ___________________ (the "Premises"); and

     WHEREAS, Landlord under the Lease requires as a condition to its execution of the Lease that Guarantor guarantee the performance and obligations of Tenant under the Lease. Guarantor desires to have Landlord and Tenant enter into the Lease and therefore desires to guaranty Tenant's performance under the Lease as hereinafter provided.

     NOW, THEREFORE, in consideration of, and as an inducement for the granting, execution and delivery of the Lease, and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants as follows:

     1.   Guaranty.  Guarantor absolutely, unconditionally and irrevocably
          --------
guarantees to Landlord the full, faithful and prompt performance of all obligations imposed on Tenant by the terms of the Lease, including, but not limited to: (a) the payment of any and all Rent payable by Tenant under the Lease, and (b) the performance and observance of all the covenants, terms, conditions and agreements of the Lease (including, without limitation, Section 3(c) thereof) to be performed and observed by Tenant. Guarantor does hereby become surety to Landlord for and with respect to all of the aforesaid obligations of Tenant under the Lease.

     2.   Covenants.  If Tenant defaults in the payment of any Rent payable by
          ---------
Tenant under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, Guarantor will immediately: (a) pay such Rent to Landlord and any arrears thereof; (b) faithfully perform and fulfill all of such covenants, terms, conditions and agreements; and (c) pay to Landlord all damages, costs and expenses that may arise in consequence of any default by Tenant under the Lease (including, without limitation, all Reasonable Attorneys' Fees (as defined hereafter) incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty). This Guaranty is a primary, absolute, continuing and unconditional guaranty of payment and of performance and not of mere collection. Guarantor's liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security. The validity of this

Guaranty and the obligations of Guarantor hereunder shall not be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

     3.   Non-Release.  This Guaranty shall remain in full force and effect
          -----------
without regard to, and shall not be released, discharged or in any way impaired by: (a) any amendment or modification of, or supplement to, or extension or renewal (pursuant to an option granted, holding over, or otherwise) of the Lease (whether material or otherwise) or any assignment or transfer thereof, all of which Guarantor hereby consents to; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearance or extensions of time for performance or observance allowed to Tenant from time to time and for any length of time; (c) the voluntary or involuntary liquidation or dissolution of Tenant, the sale of substantially all of the assets of Tenant, the marshaling of assets on liabilities, receiverships, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganizations, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or any of Tenant's assets; (d) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision of any court; or (e) any extension, forbearance or leniency extended by Landlord to Tenant.

     4.   Rejection of Lease.  This Guaranty will continue unchanged by any
          ------------------
bankruptcy, reorganization or insolvency of Tenant or any successor or assignee thereof, or by a disaffirmance or abandonment by a trustee of Tenant. If the Lease is rejected or disaffirmed by Tenant or Tenant's trustee in bankruptcy pursuant to any bankruptcy law or any other law affecting creditor's rights, then Guarantor shall, and does hereby (without the necessity of any further agreement or act) assume all obligations and liabilities of Tenant under the Lease to the same extent as if: (a) Guarantor were originally named Tenant under the Lease; and (b) there had been no such rejection or disaffirmance. Guarantor shall, upon Landlord's request, promptly confirm in writing such assumption. No limitation on the liability of Tenant under the Lease which may now or hereafter be imposed by any federal, state or other statute, law or regulation applicable to such proceedings shall in any way limit the obligation of Guarantor hereunder, which obligation is co-extensive with Tenant's liability set forth within the Lease without regard to any such statutory or legal limitation.

     5.   Waiver.  Guarantor has been advised of and hereby waives and agrees
          ------
not to assert or take advantage of any of the following rights: (a) presentment, demand for payment, and protest of non-performance under the Lease; (b) notice of any kind, including but not limited to notice of acceptance, notice of default and/or notice of any obligations or liabilities contracted or incurred by Tenant; (c) any right to require Landlord to enforce its rights and remedies against Tenant under the Lease or otherwise; (d) any right to require Landlord to proceed against any security held from Tenant or any other penalty; (e) any and all right of subrogation; (f) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (g) any defense based upon an election of remedies by Landlord; (h) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more provisions of the Lease; and (i) any defense based upon Sections 49-25 and/or 49-26 of the Code of Virginia (1950), as amended.

     6.   Joint and Several Liability.  Guarantor's liability shall be primary
          ---------------------------
and joint and several with that of Tenant, notwithstanding the fact that Guarantor has had no prior notice of any default or of any forbearance or extension. Landlord may proceed against Guarantor under this Guaranty without initiating or exhausting any legal remedy against Tenant and may proceed against Tenant and Guarantor separately or concurrently. This is a guaranty of payment and not of collection.

     7.   Assignment by Landlord.  Landlord may, without notice, assign this
          ----------------------
Guaranty in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the Guarantor hereunder.

     8.   Tenant's Affiliates.  Landlord may enter into leases with Affiliates
          -------------------
of Tenant. As an inducement to Landlord entering into leases with Tenant's
Affiliates: (a) Guarantor hereby unconditionally and irrevocably subordinates all payments due or to become due by Tenant by reason of any and all debts and other obligations, including the obligation to pay salaries or other compensation, and (b) Guarantor, Tenant and Tenant's Affiliates shall not receive or collect any payments, dividends, disbursements, distributions, contributions or any other sums from Tenant or Tenant's Affiliates at any time after an Event of Default has occurred under the Lease or any other lease between Landlord and: (i) Tenant; (ii) any Affiliate of Tenant; (iii) Guarantor; or (iv) any Affiliate of Guarantor.

     9.   Representations, Warranties and Covenants.  Guarantor hereby
          -----------------------------------------
represents, warrants and covenants to Landlord as follows:

          (a)  Change in Financial Condition.  The financial statements of
               -----------------------------
Guarantor, and the notes related thereto, included in the Form 10K for the fiscal year ended December 31, 1998, and 10Q for the quarter ended March 31, 1999, present fairly the consolidated financial condition of Guarantor as of the dates indicated and the results of the operations and changes in consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and as of the date of this Guaranty, there has occurred no material adverse change in the financial condition of Guarantor since the date of such financial statements.

          (b)  Proceedings.  There is no action, suit, litigation or proceeding
               -----------
pending or, to the knowledge of Guarantor, threatened against the Tenants, Guarantor, or the Premises that could reasonably be expected to have a material adverse effect on the financial condition of Guarantor or its ability to execute or deliver, or perform its obligations under, this Guaranty.

          (c)  Financial Statements.  Guarantor shall provide Landlord and any
               --------------------
mortgagee (as defined in the Lease), at the times set forth herein (or more often as may be reasonably requested by Landlord), the following financial information during the Lease Term (as defined in the Lease): (i) within forty-five (45) days after the end of each fiscal quarter, Guarantor-prepared year-to-date financial statements of Guarantor, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (the "Quarterly Statements"); and (ii) within ninety (90) days after the end of each fiscal year of Guarantor, annual financial statements prepared in accordance with GAAP, consistently applied, audited or reviewed by an independent certified public accountant (the "Annual Statements").

          (d)  EBTDAR to Rent Ratio Certification.  Guarantor shall provide to
               ----------------------------------
Landlord, within forty-five (45) days after the end of each fiscal quarter, a written calculation, prepared by Guarantor and certified by Guarantor's chief financial officer, evidencing that Guarantor shall have maintained a EBTDAR to Rent Ratio, during the past four (4) calendar quarters taken as a whole, of no less than 1.5 to 1.0, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 10.1(c) above. For purposes of this Guaranty, "EBTDAR Ratio" shall mean the quotient of (i) the sum of Guarantor's net income (computed in accordance with GAAP, consistently applied) plus (A) income taxes, (B) all rent payable under all leases for real property and improvements that Guarantor has agreed to guarantee ("Aggregate Rent Obligations"), (C) depreciation and amortization, (D) the annual LIFO adjustment, and (E) other non-cash expenses, less recurring capital expenditures
                                             ----
and principal payments under long-term debt, divided by (ii) the Aggregate Rent Obligations. Guarantor shall provide to Landlord, within ten (10) days after request, all evidence reasonably requested supporting the EBTDAR to Rent Ratio calculations delivered to Landlord.

          (e)  Liquidity Ratio Certification.  Guarantor shall provide to
               -----------------------------
Landlord within forty-five (45) days after the end of each fiscal quarter, a written calculation, prepared by Guarantor and certified by Guarantor's chief financial officer, evidencing that Guarantor shall have maintained a Liquidity Ratio during the past four (4) calendar quarters taken as a whole, of no less than 1.25 to 1.00, based on the Quarterly Statements and Annual Statements delivered to Landlord pursuant to Section 10.1(c) above. For purposes of this Guaranty, "Liquidity Ratio" shall mean the ratio of current assets to current liabilities, both computed in accordance with GAAP, consistently applied, except that current liabilities shall mean all current liabilities, including all floorplan borrowings, but excluding other indebtedness under short-term bridge facilities and revolving credit agreements.

     10.  Miscellaneous.
          -------------

          (a)  No Waiver;.  All of Landlord's rights and remedies under the
               ---------
Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. The failure of Landlord to enforce any of the respective rights or remedies hereunder, or to promptly enforce any such rights or remedies, shall not constitute a waiver thereof nor give rise to any estoppel against Landlord nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound and must expressly state that such right or remedy has been or thereby is waived.

          (b)  Authority.  Guarantor represents and warrants to Landlord that:
               ---------
(i) the execution and delivery of this Guaranty has been duly authorized by the Board of Directors of Guarantor and constitutes Guarantor's valid and legally binding agreement in accordance with its terms; (ii) the making of this Guaranty does not require any vote or consent of shareholders of Guarantor; and (iii) Tenant is an indirect, wholly owned subsidiary of Guarantor. Guarantor hereby acknowledges and agrees that the Leases to Tenant is a direct material benefit to Guarantor, and that Landlord would not enter into the Lease without the benefit of this Guaranty.

          (c)  Successors and Assigns.  This Guaranty shall be legally binding
               ----------------------
upon Guarantor and its successors and assigns (but in the event of an assignment, Guarantor shall not be relieved of its obligations hereunder) and shall inure to the benefit of Landlord and its successors and assigns. Guarantor hereby waives any acceptance of this Guaranty by Landlord and this Guaranty shall immediately be binding upon Guarantor.

          (d)  Governing Law.  This Guaranty shall be governed by the laws of
               -------------
the Commonwealth of Virginia without regard to conflicts of laws principles thereof.

          (e)  Reasonable Attorney's Fees.  As used herein, the term "Reasonable
               --------------------------
Attorney's Fees" shall mean reasonable attorney's fees actually incurred (based on the actual number of hours worked by outside legal counsel and paralegals multiplied by their usual and customary hourly rates then in effect) and actual out-of-pocket legal expenses.

          (f)  Invalidity.  The invalidity or unenforceability of any term here
               ----------
shall not affect the validity or enforceability of any other term.

          (g)  Waiver of Jury Trial.  TO THE EXTENT ALLOWED BY APPLICABLE LAW,
               --------------------
GUARANTOR AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS GUARANTY.

          (h)  Terms.  All capitalized terms used but not defined herein shall
               -----
have the meaning designated to them in the Lease unless otherwise set forth herein.

          (i)  Survival.  This Agreement shall be deemed to be continuing in
               --------
nature and shall remain in full force and effect and shall survive the exercise of any remedy by Landlord under the Lease.

          (j)  No Subrogation; No Recourse Against Landlord.  Notwithstanding
               --------------------------------------------
the satisfaction by Guarantor of any liability hereunder, Guarantor's rights of subrogation, contribution, reimbursement or indemnity, if any, or any right of recourse to or with respect to the assets or property of Tenant, shall be subject and subordinate to the rights of Landlord. Guarantor expressly agrees not to exercise any and all rights of subrogation against Landlord.

          (k)  Amendment; Severability.  Any amendments or modifications to
               -----------------------
this Guaranty, in order to be effective, shall be in writing and executed by Landlord and Guarantor. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (l)  Notice.  All notices, demands, requests or other communications
               ------
to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or certified mail or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth in the last section of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least seven (7) days' prior written notice thereof in accordance with the provisions hereof, each party shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. The following addresses shall be used for notice purposes:

               If to Landlord:               MMR Holdings, L.L.C.
                                             c/o Capital Automotive REIT
                                             1420 Spring Hill Road, Suite 525
                                             McLean, Virginia  22102
                                             Attn:  Portfolio Manager
                                             Facsimile:  703-288-3375

               with a copy to:               Shaw Pittman
                                             2300 N Street, N.W.
                                             Washington, D.C.  20037
                                             Attn:  Richard F. Williamson, Esq.
                                             Facsimile:  202-663-8007


               If to Guarantor:              Sonic Automotive, Inc.
                                             5401 E. Independence Blvd.
                                             Charlotte, North Carolina  28212
                                             Attn:  Theodore M. Wright
                                             Facsimile:  704-536-5116

          (m)  Captions for Convenience.  The captions and headings of the
               ------------------------
section and paragraphs of this Guaranty are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (n)  Successive Actions.  Separate and successive actions may be
               ------------------
brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantor hereby waives any covenants to the maximum extent permitted by law not to assert any defense in the nature of splitting of causes of action or merger of judgments.

               [Remainder Of This Page Left Intentionally Blank]

                       [Signature Follows On Next Page]

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed, sealed and delivered the date first written above.


ATTEST:                                    GUARANTOR:

                                           SONIC AUTOMOTIVE, INC.,
                                           a Delaware corporation


By:   ____________________________         By:   __________________________
Name: ____________________________         Name: __________________________
Its:  ____________________________         Its:  __________________________

                                           Address:

                                           5401 E. Independence Blvd.
                                           Charlotte, NC  28212

                                           Attn:    Theodore M. Wright,
                                                    Chief Financial Officer